Exhibit 99.1
Saga Communications, Inc.
Reports 2nd Quarter 2008 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI – August 5, 2008 – Saga Communications, Inc. (NYSE-SGA) today reported that 2nd quarter 2008 free cash flow increased 5.5% to $5.9 million compared to $5.6 million for the same period last year. Net operating revenue decreased 2.8% from the comparable period in 2007 to $37.3 million and operating income decreased 12% to $7.8 million. Net income decreased $350 thousand to $3.5 million ($.17 per fully diluted share) for the quarter ended June 30, 2008 compared to $3.8 million ($.19 per fully diluted share) for the comparable period in 2007. For the same period, station operating expense increased $230 thousand to $27.3 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the quarter, net operating revenue decreased 3.8% to $37.0 million, operating income decreased 13.3% to $7.6 million and station operating expense was approximately flat with last year at $27.0 million.
For the six month period ended June 30, 2008, free cash flow increased 17.2% to $7.6 million. Net operating revenue decreased 2.0% from the comparable period in 2007 to $68.9 million and operating income decreased 8.6% to $11.3 million and net income decreased $180 thousand to $4.4 million ($.22 per fully diluted share) compared to $4.6 million ($.23 per fully diluted share) for the comparable period in 2007. For the same period, station operating expense decreased $344 thousand to approximately $52.7 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the six months, net operating revenue decreased 3.0% to $68.2 million, operating income decreased 10.1% to $11.1 million and station operating expense decreased $827 thousand to $52.2 million.
Capital expenditures in the second quarter of 2008 were $1.5 million of which $60 thousand were as a result of acquisitions. For the six months, capital expenditures were $3.5 million of which $330 thousand were as a result of acquisitions and $150 thousand were related to digital radio. Currently we expect capital expenditures for the year to be approximately $9.0 million.

During the quarter ended June 30, 2008, the Company bought back 297,249 shares of stock for a total purchase price of $1.6 million. For the 6 month period ended June 30, 2008 the Company bought back 536,362 shares for a total purchase price of $3.0 million. Since inception of the program and through July 31, 2008, the Company has bought back 2,645,235 shares of stock.
The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2008 and 2007 acquisitions and dispositions occurred as of January 1, 2007.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The Company owns or operates broadcast properties in 26 markets, including 61 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.
Saga’s second quarter 2008 results conference call will be on Tuesday, August 5, 2008 at 2:00 PM EDT. The dial in number for domestic calls is 877/209-0397. For international callers the number is 612/332-0923. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 931199. Thereafter, a transcript of the call will be available on our website.
The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 1:00 PM EDT on August 5, 2008 to

SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our annual report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Six Months Ended
June 30, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007

Operating Results
Net operating revenue	$37,342	$38,421	$68,874	$70,304
Station operating expense	27,246	27,016	52,667	53,011
Corporate general and administrative	2,574	2,606	5,126	4,922
Gain on asset exchange	(224)	—	(224)	—

Operating income	7,746	8,799	11,305	12,371
Interest expense	1,876	2,281	3,871	4,578
Other expense, net	7	47	27	82

Income before income tax	5,863	6,471	7,407	7,711
Income tax expense	2,403	2,661	3,037	3,161

Net income	$3,460	$3,810	$4,370	$4,550

Earnings per share
Basic	$0.17	$0.19	$0.22	$0.23

Diluted	$0.17	$0.19	$0.22	$0.23

Weighted average common shares	19,800	20,083	19,931	20,066
Weighted average common shares and common shares equivalents	19,803	20,113	19,937	20,101

Free Cash Flow
Net income	$3,460	$3,810	$4,370	$4,550
Plus: Depreciation and amortization:
Station	2,196	1,939	4,153	3,834
Corporate	53	51	106	98
Deferred tax provision	1,524	1,557	1,926	1,827
Non-cash compensation	354	329	720	615
Gain on asset exchange	(224)	—	(224)	—
Other expense, net	7	47	27	82
Less: Capital expenditures	(1,479)	(2,149)	(3,525)	(4,563)

Free cash flow	$5,891	$5,584	$7,553	$6,443

Balance Sheet Data
Working capital			$22,936	$20,886
Net fixed assets			75,846	74,308
Net intangible assets and other assets			228,975	213,427
Total assets			344,392	325,668
Long term debt (including current portion of $1,061 and $0, respectively)			134,411	129,911
Stockholders’ equity			151,381	141,761

Saga Communications, Inc.
Selected Supplemental Financial Data
For The Three Months Ended
June 30, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2008	2007	2008	2007	2008	2007

Consolidated
Net operating revenue	$37,342	$38,421	$36,969	$38,421	$37,342	$38,752
Station operating expense	27,246	27,016	26,991	27,016	27,246	27,284
Corporate general and administrative	2,574	2,606	2,574	2,606	2,574	2,606
Gain on asset exchange	(224)	—	(224)	—	(224)	—

Operating income	7,746	8,799	$7,628	$8,799	7,746	8,862
Interest expense	1,876	2,281			1,876	2,281
Other expense, net	7	47			7	47
Income tax expense	2,403	2,661			2,403	2,686

Net income	$3,460	$3,810			$3,460	$3,848

Earnings per share:
Basic	$0.17	$0.19			$0.17	$0.19

Diluted	$0.17	$0.19			$0.17	$0.19

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2008	2007	2008	2007	2008	2007

Radio Segment
Net operating revenue	$32,629	$33,843	$32,256	$33,843	$32,629	$34,174
Station operating expense	23,398	23,455	23,143	23,455	23,398	23,723

Operating income	$9,231	$10,388	$9,113	$10,388	$9,231	$10,451

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2008	2007	2008	2007	2008	2007

Television Segment
Net operating revenue	$4,713	$4,578	$4,713	$4,578	$4,713	$4,578
Station operating expense	3,848	3,561	3,848	3,561	3,848	3,561
Gain on asset exchange	(224)	—	(224)	—	(224)	—

Operating income	$1,089	$1,017	$1,089	$1,017	$1,089	$1,017

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2008	2007	2008	2007	2008	2007

Depreciation and amortization by segment
Radio Segment	$1,591	$1,539	$1,562	$1,539	$1,591	$1,599
Television Segment	605	400	605	400	605	400
Corporate and Other	53	51	53	51	53	51

	$2,249	$1,990	$2,220	$1,990	$2,249	$2,050

(1)	Pro Forma results assume all acquisitions and dispositions in 2007 and 2008 occurred as of January 1, 2007.

Saga Communications, Inc.
Selected Supplemental Financial Data
For The Six Months Ended
June 30, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2008	2007	2008	2007	2008	2007

Consolidated
Net operating revenue	$68,874	$70,304	$68,202	$70,304	$68,874	$70,945
Station operating expense	52,667	53,011	52,184	53,011	52,667	53,568
Corporate general and administrative	5,126	4,922	5,126	4,922	5,126	4,922
Gain on asset exchange	(224)	—	(224)	—	(224)	—

Operating income	11,305	12,371	$11,116	$12,371	11,305	12,455
Interest expense	3,871	4,578			3,871	4,578
Other expense, net	27	82			27	82
Income tax expense	3,037	3,161			3,037	3,195

Net income	$4,370	$4,550			$4,370	$4,600

Earnings per share:
Basic	$0.22	$0.23			$0.22	$0.23

Diluted	$0.22	$0.23			$0.22	$0.23

	As-Reported		Same Station		Pro Forma (1)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2008	2007	2008	2007	2008	2007

Radio Segment
Net operating revenue	$60,010	$61,736	$59,338	$61,736	$60,010	$62,377
Station operating expense	45,311	45,968	44,828	45,968	45,311	46,525

Operating income	$14,699	$15,768	$14,510	$15,768	$14,699	$15,852

	As-Reported		Same Station		Pro Forma (1)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2008	2007	2008	2007	2008	2007

Television Segment
Net operating revenue	$8,864	$8,568	$8,864	$8,568	$8,864	$8,568
Station operating expense	7,356	7,043	7,356	7,043	7,356	7,043
Gain on asset exchange	(224)	—	(224)	—	(224)	—

Operating income	$1,732	$1,525	$1,732	$1,525	$1,732	$1,525

	As-Reported		Same Station		Pro Forma (1)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2008	2007	2008	2007	2008	2007

Depreciation and amortization by segment
Radio Segment	$3,153	$3,045	$3,096	$3,045	$3,153	$3,165
Television Segment	1,000	789	1,000	789	1,000	789
Corporate and Other	106	98	106	98	106	98

	$4,259	$3,932	$4,202	$3,932	$4,259	$4,052

(1)	Pro Forma results assume all acquisitions and dispositions in 2007 and 2008 occurred as of January 1, 2007.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
June 30, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
	March 31,		June 30,		September 30,	December 31,
	2008	2007	2008	2007	2007	2007
Consolidated
Net operating revenue	$31,532	$32,193	$37,342	$38,752	$36,500	$37,537
Station operating expense	25,421	26,284	27,246	27,284	26,239	27,352
Corporate general and administrative	2,552	2,316	2,574	2,606	2,272	2,606
Gain on asset exchange	—	—	(224)	—	—	—

Operating income	3,559	3,593	7,746	8,862	7,989	7,579
Interest expense	1,995	2,297	1,876	2,281	2,283	2,093
Other expense, net	20	35	7	47	60	131
Income tax expense	634	509	2,403	2,686	2,315	2,222

Net income	$910	$752	$3,460	$3,848	$3,331	$3,133

Earnings per share:
Basic	$0.05	$0.04	$0.17	$0.19	$0.17	$0.16

Diluted	$0.05	$0.04	$0.17	$0.19	$0.17	$0.16

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
	March 31,		June 30,		September 30,	December 31,
	2008	2007	2008	2007	2007	2007
Radio Segment
Net operating revenue	$27,381	$28,203	$32,629	$34,174	$32,186	$32,992
Station operating expense	21,913	22,802	23,398	23,723	22,756	23,738

Operating income	$5,468	$5,401	$9,231	$10,451	$9,430	$9,254

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
	March 31,		June 30,		September 30,	December 31,
	2008	2007	2008	2007	2007	2007
Television Segment
Net operating revenue	$4,151	$3,990	$4,713	$4,578	$4,314	$4,545
Station operating expense	3,508	3,482	3,848	3,561	3,483	3,614
Gain on asset exchange	—	—	(224)	—	—	—

Operating income	$643	$508	$1,089	$1,017	$831	$931

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
	March 31,		June 30,		September 30,	December 31,
	2008	2007	2008	2007	2007	2007
Depreciation and amortization by segment
Radio Segment	$1,562	$1,566	$1,591	$1,599	$1,660	$1,723
Television Segment	395	389	605	400	405	425
Corporate and Other	53	47	53	51	48	58

	$2,010	$2,002	$2,249	$2,050	$2,113	$2,206

(1)	Pro Forma results assume all acquisitions and dispositions in 2007 and 2008 occurred as of January 1, 2007.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
June 30, 2008 and 2007
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2008	Period	2008	2007	Period	2007
Consolidated
Net operating revenue	$37,342	$(373)	$36,969	$38,421	—	$38,421
Station operating expense	27,246	(255)	26,991	27,016	—	27,016
Corporate general and administrative	2,574	—	2,574	2,606	—	2,606
Gain on asset exchange	(224)	—	(224)	—	—	—

Operating income	$7,746	$(118)	$7,628	$8,799	—	$8,799

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2008	Period	2008	2007	Period	2007
Radio Segment
Net operating revenue	$32,629	$(373)	$32,256	$33,843	—	$33,843
Station operating expense	23,398	(255)	23,143	23,455	—	23,455

Operating income	$9,231	$(118)	$9,113	$10,388	—	$10,388

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2008	Period	2008	2007	Period	2007
Television Segment
Net operating revenue	$4,713	—	$4,713	$4,578	—	$4,578
Station operating expense	3,848	—	3,848	3,561	—	3,561
Gain on asset exchange	(224)	—	(224)	—	—	—

Operating income	$1,089	—	$1,089	$1,017	—	$1,017

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Six Months Ended
June 30, 2008 and 2007
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2008	Period	2008	2007	Period	2007
Consolidated
Net operating revenue	$68,874	$(672)	$68,202	$70,304	—	$70,304
Station operating expense	52,667	(483)	52,184	53,011	—	53,011
Corporate general and administrative	5,126	—	5,126	4,922	—	4,922
Gain on asset exchange	(224)	—	(224)	—	—	—

Operating income	$11,305	$(189)	$11,116	$12,371	—	$12,371

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2008	Period	2008	2007	Period	2007
Radio Segment
Net operating revenue	$60,010	$(672)	$59,338	$61,736	—	$61,736
Station operating expense	45,311	(483)	44,828	45,968	—	45,968

Operating income	$14,699	$(189)	$14,510	$15,768	—	$15,768

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2008	Period	2008	2007	Period	2007
Television Segment
Net operating revenue	$8,864	—	$8,864	$8,568	—	$8,568
Station operating expense	7,356	—	7,356	7,043	—	7,043
Gain on asset exchange	(224)	—	(224)	—	—	—

Operating income	$1,732	—	$1,732	$1,525	—	$1,525